

MUNDOVAL FUND
GLOBAL VALUE INVESTING

As of December 31, 2017

INVESTMENT STRATEGY

The Mundoval Fund seeks long-term capital appreciation by investing in U.S. and international businesses.

The Fund's strategy focuses on value style investing by owning shares of companies believed to be trading at a discount to their intrinsic value.

DIFFERENTIATING FACTORS

- Portfolio Manager invested alongside clients.
- Long-term, multi-year investment horizon and low turnover of portfolio holdings.
- Consistent application of investment philosophy through market cycles.
- Conservative business valuation estimates that prioritize free cash flow generation.

Portfolio Manager
Arthur Q. Johnson, CFA
Since fund inception

Investment Advisor
Mundoval Capital Management, Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037
(858) 454-4837
www.mundoval.com

[2]RISKS & IMPORTANT CONSIDERATIONS

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

GEOGRAPHIC DIVERSIFICATION


7.39%
55.25%
37.36%
Domestic
International
Net Cash 1

[1]Net Cash represents cash equivalents and other assets less liabilities.

INDUSTRY DIVERSIFICATION

Information Technology	22.7%
Financials	20.0%
Consumer Discretionary	17.8%
Consumer Staples	14.8%
Heathcare	10.1%
Energy	4.5%
Industrials	2.7%
Telecommunications	0.0%
Utilities	0.0%
Materials	0.0%
Net Cash[1]	7.4%

TOP 10 HOLDINGS

MasterCard, Inc.	6.96%
Apple Inc.	5.66%
Citigroup, Inc.	4.67%
Baidu, Inc.	3.92%
BNP Paribas SA	3.90%
Bank of America Corp.	3.70%
Diageo PLC.	3.66%
Alphabet, Inc. Class A	3.08%
Alphabet, Inc. Class C	3.07%
LVMH Moet Hennessey Louis Vuitton	2.95%

FUND FACTS

Ticker	MUNDX
CUSIP	62613P202
Inception Date	9/3/2004
Total Holdings	36
2017 Portfolio Turnover	21.69%
Net Assets (millions)	$23.91
Total Expense Ratio	1.53%

No sales loads or distribution fees.

AVERAGE ANNUAL TOTAL RETURNS[2]


Mundoval Fund
MSCI World Index
3.59%
5.51%
18.86%
22.40%
6.22%
9.26%
8.55%
11.63%
4.69%
5.03%
6.84%
7.55%
QTD
Non-annualized
1 Year
3 Year
5 Year
10 Year
*Since Inception

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION[2,3]


$24,152
$25,000
$22,500
$20,000
$17,500
$15,000
$12,500
$10,000
$7,500
$5,000
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018

[3]A hypothetical $10,000 investment in the Fund at inception on 9/3/04 would have been worth $24,152.24 on 12/31/17. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. This chart does not imply future performance.*

MUNDOVAL FUND
GLOBAL VALUE INVESTING

4Q17 Quarterly Commentary

Portfolio Review:

The Mundoval Fund returned 3.59% in the fourth quarter versus 5.51% for the MSCI World Index during the same period. Since inception date of the fund on September 3, 2004, the average annualized rate of return for the Mundoval Fund has been 6.84% versus 7.55% for the MSCI World Index.

Positive factors impacting performance for the Fund during the quarter included the Health Care Sector (Express Scripts Holding), Consumer Discretionary Sector (Estee Lauder and Twenty First Century Fox), and Energy Sector (Valero Energy Corp.). Negative factors impacting performance during the quarter included Consumer Discretionary Sector (Grupo Televisa), Health Care Sector (Allergan Plc), and Financial Sector (Banco do Brasil).

During the quarter shares of Mobile Telesystems, COPEL ADR, MTN Group, Teva Pharmaceuticals and Gazprom were sold in order to provide liquidity to purchase shares of the following companies due to their attractive business valuations relative to price: **Nike Inc.**, the world's largest footwear, apparel and equipment manufacturer, **Hershey Foods Corp.**, the leading confectionery manufacturer in U.S., **Express Scripts Holding**, the largest pharmacy benefit manager in the U.S., **Twenty First Century Fox, Inc.**, a media conglomerate with a film studio and broadcast network of more than 300 channels around the world; and **Stericycle, Inc.**, the largest provider of regulated medical waste management to hospitals and pharmaceutical companies, medical and dental offices in the U.S. and abroad.

Manager Commentary:

In 2017, stocks around the world surged upward due to improving economic growth and strong corporate profitability worldwide. More than $9 trillion in market value was added to the global stock markets in 2017. Three of the better performing industry sectors in 2017 were Information Technology, Consumer Discretionary and the Financial Sectors.

The Mundoval Fund was a beneficiary of the performance of all three sectors during the year. Our holdings in the Information Technology sector, Apple, Alphabet (a.k.a Google) and Mastercard, all provided rates of return greater than 30% in 2017. Financial Sector companies, Citigroup, T. Rowe Price Group and Bank of America, all returned more than 25% during 2017. The Consumer Discretionary Sector stocks that provided the best rates of return in the Fund in 2017 included Twenty First Century Fox, Inc., LVMH Moet Hennessy Louis Vuitton and Nike, Inc.

2017 marked the first year since 2012 that International stocks in developed markets, as measured by the MSCI EAFE Index, outperformed the S&P 500 Index due to stellar rates of return in Europe and Japan. Emerging Markets, as measured by the MSCI Emerging Market Index, performed even better due to strong rates of return in Brazil and India. Although U.S. stocks are not excessively overpriced relative to historical measures in 2018, International stocks continue to offer attractive business valuations and the opportunity to diversify worldwide.

Thank you for your business and continued support.
Arthur Q. Johnson, CFA
Portfolio Manager

Average Annualized Total Returns as of December 31, 2017

	4Q 2017 (Non-Annualized)	1-Year	3-Year	5-Year	7-Year	10 Year	Since Inception (9/3/04)
Mundoval Fund	3.59%	18.86%	6.22%	8.55%	8.50%	4.69%	6.84%
MSCI World Index	5.51%	22.40%	9.26%	11.63%	9.57%	5.03%	7.55%

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. The Fund's total expense ratio is 1.53%. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.